Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated September 29, 2021 to the current variable annuity prospectuses

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

This Supplement updates certain information for Portfolio Companies listed in the Appendix in the Prospectuses. No new Portfolio Companies are being added as investment options under any contract. Please note, that certain Portfolios described below may not be available under your contract. As applicable to your contract, please note the following changes:

Sub Adviser merger of QS Investors, LLC into Franklin Advisers, Inc. and Portfolio name change

On August 7, 2021, QS Investors, LLC (“QS Investors”), a sub adviser of the portfolios below and a wholly-owned subsidiary of Franklin Resources Inc., merged with and into Franklin Advisers Inc., also a wholly-owned subsidiary of Franklin Resources, Inc. As a result of the merger, all of the rights and obligations of QS Investors under the sub advisory agreement pursuant to which QS Investors provided sub advisory services to the portfolios were transferred to Franklin Advisers, Inc. and Franklin Advisers, Inc. became the sub adviser of the portfolios in the table below. Accordingly, all references to the respective corresponding Portfolios are also changed:

Portfolio
EQ/Franklin Growth Allocation
EQ/Franklin Moderate Allocation
Franklin Multi-Asset Dynamic Multi-Strategy VIT (FKA: QS Legg Mason Dynamic Multi-Strategy VIT Portfolio)

Additionally, on August 7, 2021, QS Legg Mason Dynamic Multi-Strategy VIT Portfolio changed its name to Franklin Multi-Asset Dynamic Multi-Strategy VIT. Accordingly, all references to the Portfolio are also changed.

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2021 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104.

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd., Jersey City, NJ 07310

212-554-1234

IM-48-21 (9/21)	Catalog No. 162753
IE 15, 21 RC 1, 11, 12, 13, 15, 15A, 15B, 17, 19 – Inforce/New Biz	231317